UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	June 30, 2005

State Financial Services Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-018166	39-1489983
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

815 North Water Street, Milwaukee, Wisconsin 53202-3526
(Address of principal executive offices, including zip code)

(414) 425-1600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

        The Board of Directors of State Financial Services Corporation (“State Financial”) set the date and record date for the special meeting of State Financial’s shareholders to consider and vote upon a proposal to approve an agreement and plan of merger between State Financial and Associated Banc-Corp (“Associated”) pursuant to which State Financial will merge with and into Associated. The special meeting is scheduled for August 24, 2005 and the record date for the meeting is July 6, 2005.

        On June 30, 2005, State Financial and Associated issued a joint press release announcing the date and record date for the special meeting. A copy of the joint press release is filed as Exhibit 99.1 to this Current Report.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

(99.1)	Joint Press Release of State Financial Services Corporation and Associated Banc-Corp, dated June 30, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE FINANCIAL SERVICES CORPORATION
Date: June 30, 2005	By: /s/Daniel L. Westrope
Daniel L. Westrope
Executive Vice President and Chief Financial Officer

STATE FINANCIAL SERVICES CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99.1)	Joint Press Release of State Financial Services Corporation and Associated Banc-Corp, dated March 30, 2005.